UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

(RULE 14C-101)

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

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BINGHAM CANYON CORPORATION

(Name of Registrant as Specified in Its Charter)

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BINGHAM CANYON CORPORATION

4235 COMMERCE STREET

LITTLE RIVER, SOUTH CAROLINA 29566

INFORMATION STATEMENT

IN LIEU OF SPECIAL MEETING OF STOCKHOLDERS

Dear Bingham Canyon Corporation Stockholder:

The purpose of this letter and the enclosed Information Statement is to inform you that stockholders holding a majority of the outstanding shares of common stock of Bingham Canyon Corporation have executed a written consent (the “Written Consent”) in lieu of a special or annual meeting to effectuate the following (the “Actions”):

  Amend and restate Bingham’s articles of incorporation to (i) change its corporate name to PCT LTD, (ii) increase its authorized shares of common stock from 100,000,000 shares to 300,000,000 shares, (iii) authorize 10,000,000 shares of blank check preferred stock, par value $0.001 per share, to be issued in one or more series, and all properties of such preferred stock, to be determined by Bingham’s Board of Directors (the “Board”), (iv) opt out of the “Combinations with Interested Stockholders” provisions contained in Sections 78.411 through 78.444 of the Nevada Revised Statutes (“NRS”), as permitted under NRS 78.434, (v) provide for a classified and staggered board of directors, and (vi) ensure any matter requiring a stockholder vote is set to a simple majority,

  Amend and restate Bingham’s bylaws,

  Elect five members to the Board, to serve staggered terms as established in Action 1 above, and

  Ratify the appointment of Sadler, Gibb & Associates, LLC as Bingham’s independent public accountant for the year ended December 31, 2017.

A copy of the amended and restated Articles of Incorporation is attached hereto as Exhibit A (the “Amended Articles”). A copy of the amended and restated Bylaws is attached hereto as Exhibit B (the “Amended Bylaws”).

Pursuant to Rule 14c-2 of the Exchange Act, the Actions will become effective on or after March 20, 2018, which is 20 calendar days following the date we first mail the Information Statement to our stockholders.  As soon as practicable after such date, we intend to file the Amended Articles with the Nevada Secretary of State.

The accompanying Information Statement is being furnished to our stockholders for informational purposes only, pursuant to Section 14(c) of the Exchange Act and the rules and regulations prescribed thereunder.  As described in this Information Statement, the Actions have been approved by stockholders representing more than a majority of the voting power of our outstanding Common Stock. We are not soliciting your proxy or consent in connection with the matters discussed above.  You are urged to read the Information Statement in its entirety for a description of the Actions approved by certain stockholders holding more than a majority of the voting power of our outstanding Common Stock.

The Information Statement is being mailed on or about February 28, 2018 to stockholders of record as of January 24, 2018.

THIS IS FOR YOUR INFORMATION ONLY. YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO THIS INFORMATION STATEMENT.  THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

Yours truly,

/s/ Gary J. Grieco

Gary J. Grieco

Chairman

Little River, South Carolina

February 27, 2018

BINGHAM CANYON CORPORATION

4235 COMMERCE STREET

LITTLE RIVER, SOUTH CAROLINA 29566

INFORMATION STATEMENT

(Dated February 27, 2018)

NO VOTE OR OTHER ACTION OF BINGHAM’S STOCKHOLDERS IS REQUIRED IN
CONNECTION WITH THIS INFORMATION STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

GENERAL

Bingham Canyon Corporation is furnishing this information statement (the “Information Statement”) to its stockholders in full satisfaction of any notice requirements Bingham may have under the Securities and Exchange Act of 1934, as amended, and applicable Nevada law (the “NRS”). No additional action will be undertaken by Bingham with respect to the receipt of written consents, and no dissenters’ rights with respect to the receipt of the written consents, and no dissenters’ rights under the NRS, are afforded to Bingham’s stockholders as a result of the adoption of the resolutions contemplated herein.

The Information Statement is being mailed on or about February 28, 2018 to the holders of record at the close of business on January 24, 2018 (the “Record Date”), of the common stock of Bingham Canyon Corporation, a Nevada corporation (“Bingham”), in connection with actions approved by written consent (the “Written Consent”) in lieu of an annual or special meeting to effectuate the following (the “Actions”):

•	Amend and restate Bingham’s articles of incorporation, as set forth in Exhibit A attached hereto (the “Amended Articles” or “Charter Amendment”), to (i) change its corporate name to PCT LTD, (ii) increase its authorized shares of common stock from 100,000,000 shares to 300,000,000 shares, (iii) authorize 10,000,000 shares of blank check preferred stock, par value $0.001 per share, to be issued in one or more series, and all properties of such preferred stock, to be determined by Bingham’s Board of Directors (the “Board”), (iv) opt out of the “Combinations with Interested Stockholders” provisions contained in Sections 78.411 through 78.444 of the Nevada Revised Statutes (“NRS”), as permitted under NRS 78.434, (v) provide for a classified and staggered board of directors, and (vi) ensure any matter requiring a stockholder vote is set to a simple majority,

•	Amend and restate Bingham’s bylaws, as set forth in Exhibit B attached hereto (the “Amended Bylaws”),

•	Elect five members to the Board, to serve staggered terms as established above, and

•	Ratify the appointment of Sadler, Gibb & Associates, LLC as Bingham’s independent public accountant for the year ending December 31, 2017.

This Information Statement is being mailed on or about February 28, 2018 to Bingham’s stockholders of record as of the Record Date.

The entire cost of furnishing this Information Statement will be borne by Bingham. Bingham will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of its common stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.

The corporate offices of Bingham are located at 4235 Commerce Street, Little River, South Carolina 29566 and Bingham’s telephone number is (843) 390-7900.

Except as otherwise described herein, no director, executive officer, associate of any director or executive officer, or any other person has any substantial interest, other than election of office, direct or indirect, by security holdings or otherwise, in the Actions, which is not shared by all other holders of Bingham’s common stock.

The Amendments to the Articles of Incorporation will be effective when the Amended Articles are filed with the Nevada Secretary of State.  Bingham will not make such filing until on or after March 20, 2018, a date that is 20 calendar days after this Information Statement is first sent to its stockholders. The Bylaw Amendment will be effective 20 calendar days after this Information Statement is first sent to Bingham’s stockholders.

Under the NRS, Bingham stockholders are not entitled to dissenters’ rights with respect to the Actions.

No security holders have transmitted any proposals to be acted upon by Bingham.

VOTE REQUIRED AND INFORMATION ON VOTING STOCKHOLDERS

We are not seeking consents, authorizations or proxies from you.

As of the date of the Written Consent, Bingham had 40,379,238 shares of Common Stock issued and outstanding and entitled to vote, which for voting purposes are entitled to one vote per share. On January 19, 2018, the following consenting Voting Stockholders owning a total of 21,226,013 shares of our Common Stock, which represented 52.6% of the total number of voting shares outstanding on such date, delivered the executed Written Consent authorizing the Actions described herein. The consenting Voting Stockholders’ names, affiliation with the Company and holdings are as follows:

Name	Affiliation with the Company	Number of Voting Shares	% of Total Voting Shares
VIP Worldnet, Inc.	None	5,000,000	12.4%
Gary J. Grieco	Chairman of the Board, President	4,018,514	10.0%
Annihilyzer Inc.	None	2,250,000	5.6%
Cayland Group Limited	None	1,890,833	4.7%
Paul McClory	None	1,700,000	4.2%
Cape May Trust	None	1,700,000	4.2%
Francis J. Read	New Director Appointee	1,666,666	4.1%
Zih-Fei Huang	None	1,500,000	3.7%
Paul Branagan	New Director Appointee	1,500,000	3.7%
Total		21,226,013	52.6%

Pursuant to the Company’s existing Bylaws and the NRS, the holders of the issued and outstanding shares of our Common Stock representing a majority of our voting power may approve and authorize the Actions by written consent as if such Actions were undertaken at a duly called and held meeting of stockholders.  In order to significantly reduce the costs and management time involved in soliciting and obtaining proxies to approve the Actions, and in order to effectuate the Actions as early as possible, the Board elected to utilize, and did in fact obtain, the Written Consent of the Voting Stockholders.  The Written Consent satisfies the stockholder approval requirement for the Actions.  Accordingly, under the NRS and the Bylaws, no other approval by the Board or stockholders of the Company is required in order to effect the Actions.

ACTION 1. AMEND AND RESTATE ARTICLES OF INCORPORATION

Name Change

Existing Articles

The Company’s existing name is Bingham Canyon Corporation.

Amended Articles

Pursuant to the Amended Articles, the Company’s name will be changed to PCT LTD.

Reason for Amendment

Prior to August 10, 2016, the Company’s purpose was to market and sell a line of nutrition and dietary products. However, upon the change of control of the Company effective on August 10, 2016, the Company is no longer involved in the nutritional dietary products business but rather the focus of the Company is now a technology development and licensing company specializing in environmentally safe solutions for global sustainability. As such, the Company’s existing name is no longer appropriate.

Increase in Authorized Shares of Common Stock

Existing Articles

The total number of shares of Common Stock authorized under the existing Articles of Incorporation of the Company, as in effect prior to the completion of the Actions, is 100,000,000 shares.

Amended Articles

The total number of shares of Common Stock authorized under the Amended Articles will be 300,000,000 shares.

Reasons for and Principal Effects of Amendment

The Board believes that the increase in the number of shares of authorized capital stock is necessary in order to support the continued growth of the Company.  To date, the Company has supported its operations primarily through sales of shares of its common stock, including sales of derivative securities that give the holder rights to acquire shares of the Company’s common stock.  Such derivative securities include warrants to purchase shares of common stock and convertible debt instruments that are convertible into shares of common stock.

The Board anticipates that the Company will continue to sell shares of its common stock and common stock-based derivative securities in order to support its operations.  As a result, the Board has determined that it is necessary to increase the number of authorized shares of capital stock that the Company is authorized to issue in order to accommodate the Company’s continued financing activity and existing obligations under its outstanding derivative securities. Accordingly, the Voting Stockholders approved the increase in number of authorized shares of Common Stock in order to accommodate for any such share issuances.

Furthermore, the Voting Stockholders voted in favor of the Charter Amendment to increase the authorized shares of Common Stock to 300,000,000, in order to improve the Company’s financial flexibility with respect to the Company’s capital structure by having additional shares for future equity financings and acquisitions. The additional shares of authorized Common Stock would be available for issuance from time to time as determined by the Board for any proper corporate purpose. Such purposes might include, without limitation, issuance in public or private sales for cash as a means of obtaining additional capital for use in the Company’s business and operations, and issuance as part or all of the consideration required to be paid by the Company for acquisitions of other businesses or assets. Notwithstanding the foregoing, the Company has no obligation to issue such additional shares and there are no plans, proposals or arrangements currently contemplated by the Company that would involve the issuance of the additional shares to acquire another company or its assets, or for any other corporate purpose stated.

The Company’s stockholders will not realize any dilution in their ownership or voting rights as a result of the increase in authorized shares of Common Stock, but will experience dilution to the extent additional shares are issued in the future.

Having an increased number of authorized but unissued shares of Common Stock would allow the Company to take prompt action with respect to corporate opportunities that develop, without the delay and expense of convening a special meeting of stockholders for the purpose of approving an increase in the Company’s capitalization. The issuance of additional shares of Common Stock may, if such shares are issued at prices below what current stockholders’ paid for their shares, reduce stockholders’ equity per share and dilute the value of current stockholders’ shares. It is not the present intention of the Board to seek stockholder approval prior to any issuance of shares of Common Stock that would become authorized by the Charter Amendment unless otherwise required by law or regulation. Frequently, opportunities arise that require prompt action, and it is the belief of the Voting Stockholders that the delay necessitated for stockholder approval of a specific issuance could be to the detriment of the Company and its stockholders.

When issued, the additional shares of Common Stock authorized by the Charter Amendment will have the same rights and privileges as the shares of Common Stock currently authorized and outstanding. Holders of Common Stock have no preemptive rights and, accordingly, stockholders would not have any preferential rights to purchase any of the additional shares of Common Stock when such shares are issued.

Shares of authorized and unissued Common Stock could be issued in one or more transactions that could make it more difficult, and therefore less likely, that any takeover of the Company could occur. Issuance of additional Common Stock could have a deterrent effect on persons seeking to acquire control. The Board also could, although it has no present intention of so doing, authorize the issuance of shares of Common Stock to a holder who might thereby obtain sufficient voting power to assure that any proposal to effect certain business combinations or amendment to the Company’s Articles of Incorporation or Bylaws would not receive the required stockholder approval. Accordingly, the power to issue additional shares of Common Stock could enable the Board to make it more difficult to replace incumbent directors and to accomplish business combinations opposed by the incumbent Board.

Authorized Blank Check Preferred Stock

Existing Articles

No shares of preferred stock are authorized under the Articles of Incorporation of the Company, as in effect prior to the completion of the Actions.

Amended Articles

The total number of shares of preferred stock authorized under the Amended Articles will be 10,000,000 shares.

Reasons for and Principal Effects of Amendment

The Voting Stockholders believe that the ability to create and issue various series of the Company’s preferred stock with various properties as determined by the Board will provide the Board with greater speed and flexibility in determining the consideration that may be offered by the Company’s issuance of its equity in transactions such as mergers, acquisitions and other business combinations, and for raising capital for the Company. In many of these transactions, time is of the essence, and the ability of the Board to act in such matters without the time-consuming process of stockholder approval can be crucial.

The authorization of the issuance of 10,000,000 shares of “blank check” preferred stock is not being done for the purpose of impeding any takeover attempt. Nevertheless, the power of the Board to provide for the issuance of various series of the Company’s preferred stock with various properties without stockholder approval has potential utility as a device to discourage or impede a takeover of the Company.

Combinations with Interested Stockholders

Existing Articles

Currently, the Company is not subject to the “Combinations with Interested Stockholders” provisions contained in Sections 78.411 through 78.444 of the NRS because the Company has fewer than 200 record holders.

The “Combinations with Interested Stockholders” provisions of the NRS provide that, subject to certain exceptions, a Nevada corporation that has 200 or more stockholders of record may not engage in a combination with any person that owns 10 percent or more of the voting shares of the corporation for 2 years after the date that such person first became an interested stockholder unless:

•	the combination or the transaction by which the person first became an interested stockholder is approved by the board of directors before the person first became an interested stockholder; or

•	the combination is approved by the board of directors and, at or after that time, the combination is approved at an annual or special meeting of stockholders, by the affirmative vote of the holders of stock representing at least 60 percent of the outstanding voting power not beneficially owned by the interested stockholder or the affiliates or associates of the interested stockholder.

The existing Articles of Incorporation of the Company do not contain a provision opting out of such rules. Consequently, in the event that the Company were to have 200 or more record holders in the future, the Company would be subject to such rules.

Amended Articles

The NRS allow a Nevada corporation to elect in its articles of incorporation not to be governed by the “Combinations with Interested Stockholders” provisions contained in Sections 78.411 through 78.444 of the NRS. The Board and the Voting Stockholders believe that it is in the best interests of the Company and its stockholders not to be restricted by such rules. The Amended Articles contain a provision opting out of such rules.

Classified and Staggered Board of Directors

Existing Articles

Directors of the Company presently are elected annually by the stockholders to serve until the next annual meeting and until their successors are elected and qualified.

Amended Articles

Directors of the Company shall be elected on staggered terms set forth in the Amended Bylaws.

Reasons for and Principal Effects of Amendment

We believe that our long-term success is dependent on continuity and stability in the management of the Company. Staggering director terms, rather than electing each director annually, promotes stability and continuity in leadership and encourages development of long-term planning. Moreover, staggered terms enhance the independence of non-management directors and can facilitate more informed decision making. Further, electing directors to staggered terms helps to ensure that the majority of the Board has sufficient experience and knowledge of the Company such that they can contribute to the best long-term interests of the stockholders.

To further the stability of the Board and the policies formulated by the Board, the Board has recommended and the Voting Stockholders approved the Amended Articles, which contains an Article to establish a classified board of directors with staggered terms. Directors of the Company presently are elected annually by the stockholders to serve until the next annual meeting and until their successors are elected and qualified.

Majority Vote for All Corporate Matters

Existing Articles

Article VI(c) currently provides:

“No sale, conveyance, transfer, exchange or other disposition of all or substantially all of the property and assets of this Corporation shall be made unless approved by the vote or written consent of the stockholders entitled to exercise two-thirds (2/3) of the voting power of the Corporation.”

Amended Articles

The Amended Articles contain provisions requiring a simple majority vote of stockholders for approval of corporate actions.

Reasons for and Principal Effects of Amendment

The Board has determined a simple majority vote for all corporate actions better suits the Company’s needs as a publicly traded company.

ACTION 2. AMEND AND RESTATE BYLAWS

The Board recommended and the Voting Stockholders approved the amendment and restatement of our Bylaws (the “Restated Bylaws”). The Restated Bylaws effecting the proposed amendments and restatements will become effective following the 20th day after the mailing of this Information Statement to our stockholders as of the Record Date.

The proposed amendments and restatements to the Bylaws of the corporation are modifications to better reflect the business of the Company and in order to improve administrative and governing procedures for the Company and the protection of its stockholders; including providing for an increase in the number of directors and a staggered board of directors.

Reasons for the amended and restated By-Laws

Our Board believes that these amendments to the Bylaws will provide more protection for its stockholders based on the Company’s new business plan and expansion efforts in the future.

Our Bylaws currently limits the number of directors at two and provides that each director on our Board must be elected annually. We believe that our long-term success is dependent on continuity and stability in the management of the Company. Staggering director terms, rather than electing directors annually, promotes stability and continuity in leadership and encourages development of long-term planning. Moreover, staggered terms enhance the independence of non-management directors and can facilitate more informed decision making. Further, electing directors to staggered terms helps to ensure that the majority of the Board has sufficient experience and knowledge of the Company such that they can contribute to the best long-term interests of the stockholders.

To further the stability of the Board and the policies formulated by the Board, the Board has unanimously approved and is proposing an amendment to the Company’s Bylaws to provide for directors to be elected to staggered terms. Directors of the Company presently are elected annually by the stockholders to serve until the next annual meeting and until their successors are elected and qualified.

The Amended Bylaws will provide for the Board to be divided into three classes of directors serving staggered three-, two- and one-year terms. The Amended Bylaws divide the Board into three classes, designated Class I, Class II and Class III. The first class, consisting of one director, has been elected for a three-year term expiring at the 2020 Annual Meeting. The second class, consisting of two directors, would be elected for a two-year term expiring at the 2019 Annual Meeting. The third class, consisting of up to four directors, would be elected for a one-year term expiring at the 2018 Annual Meeting (and in each case until their respective successors are duly elected and qualified). At each annual meeting, a number of directors shall be elected equal to the number of directors whose terms shall have expired at the time of such meeting.

The Amended Bylaws also provides that a vacancy on the Board may be filled by the remaining directors, acting by majority vote. Any director so chosen to fill a vacancy will hold office until the next election of the class for which he or she has been chosen and until their respective successor shall have been elected and qualified.

Information concerning the new directors to be appointed upon effectiveness of the Actions and the terms for which they will serve is set forth below.

ANTI-TAKEOVER IMPLICATIONS

A classified board may make it more difficult for stockholders to change the majority of directors even when the only reason for the change may be the performance of the present directors. This provision would apply to every election of directors, rather than only an election occurring after a change in control of the Company.

The staggered and classified Board is not being enacted for the foregoing reasons, but rather because the Board and the Voting Stockholders believed it is in the best interests of the Company and its stockholders in order to help ensure stability and continuity in the management of the Company’s business and affairs. Although no proxy contest or attempt to replace all of the board members has occurred to date, the Board and Voting Stockholders believed that the longer time required to elect a majority of a classified Board will help to prevent the occurrence of such problems in the future. Adoption of a classified board will encourage a purchaser to negotiate directly with the Company. Moreover, the Board and Voting Stockholders believed that stockholders are more likely to be treated fairly in a transaction negotiated by directors than in one accomplished without the required approval of such directors. Furthermore, the Board believes that it is in a better position than an individual stockholder of the Company to negotiate effectively on behalf of all stockholders in a proxy contest situation.

The Company is not aware of any specific effort to accumulate the Company’s stock or to obtain control of the Company or its Board by means of a solicitation in opposition to management; therefore, this amendment is not raised in response to such an effort. However, in the event such an effort arises, the adoption of the Amended Bylaws will enhance the ability of management to resist the effort. Although the Board may review other possible anti-takeover programs, the Board has no present intention of proposing additional amendments to the Bylaws that would affect the ability of a third party to change control of the Company.

ACTION 3. ELECTION OF DIRECTORS

Bingham stockholders generally elect the members of the board of directors annually. Bingham’s board of directors at the time of the Written Consent consisted of two members; Gary J. Grieco and Gregory W. Albers. The election of Bingham directors required a plurality of the votes cast in person or by proxy at an annual meeting or by a majority consent of Bingham’s stockholders in accordance with the NRS and Amended Bylaws. In accordance with the Written Consent, stockholders holding a majority of Bingham’s outstanding shares of common stock voted to elect Gary J. Grieco, Gregory W. Albers, Paul Branagan, Francis J. Read, and William E. Prince as board members.

Name	Age	Position(s) Held	Class of Director	Director Term
Gary J. Grieco	76	Existing Director and President	Class I	Three Years
Gregory W. Albers	68	Existing Director and Secretary/Treasurer	Class II	Two Years
Paul Branagan	74	Newly Appointed Director	Class II	Two Years
Francis J. Read	52	Newly Appointed Director	Class III	One Year
William E. Prince	66	Newly Appointed Director	Class III	One Year

CLASS I DIRECTOR (serving three year term expiring at the 2020 annual meeting):

Gary J. Grieco -- Mr. Grieco was appointed to serve as a Director and as President of Bingham on August 10, 2016. He currently serves as a Director for Paradigm and from June 2014 to the present he has served as the President of Paradigm and has served as Secretary of that company since June 2012. He also served as Paradigm’s Chief Financial Officer from June 2012 to June 2014. His responsibilities have included sales, marketing and testing of the Paradigm technologies and seeking additional technology for the company to license. He supervises four employees and two outside consultants. In addition, for the past 25 years he has served as President of 3GC, Ltd. He attended the University of Buffalo and studied securities analysis at the New York Institute of Finance and New York University.

Mr. Grieco’s experience as a director and officer of Paradigm and his knowledge and experience with the products and operations of Paradigm should assist our Board with future decisions regarding the development of the Paradigm subsidiary.

CLASS II DIRECTORS (serving two year terms expiring at the 2019 annual meeting):

Gregory W. Albers -- Mr. Albers was appointed to fill a vacancy on our Board and to serve as Secretary/Treasurer on April 1, 2016. He is the President and Chief Executive Officer of Life Insurance Buyers, Inc., a life insurance brokerage. Since 1995 to the present, Mr. Albers has worked in the viatical and life settlement industry and, based on his experience, he has testified as an expert regarding that industry’s issues in Kansas legislative committees. Prior to 1995 he worked as an independent life broker and a New England Life Insurance Company insurance agent. He earned a Bachelor’s degree in Business from Kansas State University.

Mr. Albers experience owning and operating his insurance business may prove helpful in management of our subsidiary’s operations. Prior to his appointment, Mr. Albers has not had any related party transactions with the Company or its affiliates and he has no family relationship with any current executive officer or director of the Company.

Paul Branagan –is a new director appointee of the Company. From 1993 to the present Mr. Branagan has been the President and Senior Scientist of Branagan & Associates, Inc. Mr. Branagan is a physicist with over 40 years of experience in a variety of technical ventures ranging from nuclear weapons development, improving and monitoring civil structural and construction activities to enhanced energy development for the oil and gas industry. Most of his efforts involved large scale commercialization and Research & Development (R&D) in advanced technical projects. Mr. Branagan has authored and co-authored numerous papers, articles and presentations covering a broad range of technical accomplishments. Many involved topical oil and gas R&D activities and their ultimate commercialization. In addition to being a Distinguished Lecturer he has also served on a numerous symposium committees charged with reviewing, editing and selecting the most advanced and topical technical articles for presentation. Mr. Branagan graduated from the University of Las Vegas Nevada with a B.S. in physics.

CLASS III DIRECTORS (serving one year terms expiring at the 2018 annual meeting):

Francis J. Read – is a new director appointee of the Company. In 2017, Mr. Read became the Chief Operations Officer for Paradigm Convergence Technologies Corp., the Company’s wholly-owned operating subsidiary. In 1998, Mr. Read founded and since 2016 has served as the CEO of CSA Service Solutions, a $44m million field support company specializing in providing support solutions for large equipment manufacturers. CSA has over 350 employees nationwide with over 270 engineers operating in the Healthcare, Clinical Education, Life Sciences, Security, and Power Industries. Mr. Read holds a MBA from Tulane University and a BS, electronic Engineering from DeVry Institute of Technology.

William E. Prince – is a new director appointee of the Company. Since 2014, Mr. Prince has served as Sr. Vice President Sales & Marketing for Paradigm Convergence Technologies Corp., the Company’s wholly-owned operating subsidiary. For two years prior to joining Paradigm, Mr. Prince was an independent consultant in the electro-chemically activated solution industry. From 2003 through 2011, Mr. Prince was the President, CEO and Chairman of Integrated Environmental Technologies, Ltd, a publicly traded company with its common stock registered under the 34 Act.

The Amended Bylaws allow for the appointment of up to seven directors. The Board may appoint up to two additional Class III directors to fill such vacancies at any time prior to the next annual meeting or at any time there is a vacancy on the Board.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our executive officers and directors, and persons who beneficially own more than ten percent of our common stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Executive officers, directors and greater than ten percent beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based upon a review of the copies of such forms furnished to us and written representations from our executive officers and directors, we believe that as of the date of this information statement they were all current in their filings.

Code of Ethics

Since Bingham had only two persons serving as executive officers and directors during 2017, we have not adopted a code of ethics for our principal executive and financial officers. Our newly appointed board of directors intends to address this issue in the future and adopt a code of ethics as appropriate. In the meantime, our management intends to promote honest and ethical conduct, full and fair disclosure in our reports to the SEC, and comply with applicable governmental laws and regulations.

Corporate Governance

Bingham is a smaller reporting company which had only two directors and officers during 2017. As a result, we did not have a standing nominating committee for directors, nor did we have an audit committee with an audit committee financial expert serving on that committee. Our entire board of directors acted as our nominating and audit committee. Our newly appointed board of directors intends to address these issues in the future and enact committees as appropriate.

Stockholder Communications with the Board of Directors

Stockholders who wish to communicate with the Board or a particular director may send a letter to the Secretary of the Company at 4235 Commerce Street, Little River, South Carolina 29566. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication” or “Stockholder-Director Communication.” All such letters must identify the author as a stockholder and clearly state whether the intended recipients are all members of the Board or just certain specified individual Directors. The Secretary will make copies of all such letters and circulate them to the appropriate director or Directors.

Current Officers and Directors

The following table sets forth the names and positions of Bingham’s executive officers and directors as of the date of the Written Consent.

Name	Age	Position Held	Director Term
Gary J. Grieco	76	Director and President	Since August 10, 2016
Gregory W. Albers	68	Director and Secretary/Treasurer	Since April 1, 2016

Gary J. Grieco – See resume above.

Gregory W. Albers -- See resume above.

Limitation of Liability of Directors

Pursuant to the NRS, the Company’s articles of incorporation exclude personal liability for its directors for monetary damages based upon any violation of their fiduciary duties as directors, except as to liability for any breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or any transaction from which a director receives an improper personal benefit. This exclusion of liability does not limit any right which a director may have to be indemnified and does not affect any director’s liability under federal or applicable state securities laws. The Company has agreed to indemnify its directors against expenses, judgments, and amounts paid in settlement in connection with any claim against a director if he acted in good faith and in a manner he believed to be in the Company’s best interests.

Election of Officers

Officers are appointed to serve until the meeting of the board of directors following the next annual meeting of stockholders and until their successors have been elected and qualified.

Involvement in Certain Legal Proceedings

During the past ten years none of our executive officers have been involved in any legal proceedings that are material to an evaluation of their ability or integrity; namely: (1) filed a petition under federal bankruptcy laws or any state insolvency laws, nor had a receiver, fiscal agent or similar officer appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing; (2) been convicted in a criminal proceeding or named subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him or her from or otherwise limiting his/her involvement in any type of business, securities or banking activities; or (4) been found by a court of competent jurisdiction in a civil action, by the SEC or the Commodity Futures Trading Commission to have violated any federal or state securities law, and the judgment in such civil action or finding by the SEC has not been subsequently reversed, suspended, or vacated.

Executive Compensation

Executive Officer Compensation

Bingham did not pay any compensation to its directors or officers for the last two fiscal years. As of the date of this report, Bingham has not entered into any compensation agreement with Messrs. Grieco or Albers and Bingham does not have any other employment or consultant agreements. However, Paradigm has employment agreements with Mr. Grieco. Mr. Grieco earns a base salary of $2,000 per month to serve on the Paradigm Board and serve as an executive officer. His employment agreement provides for one week’s vacation and indemnification rights. He is subject to a non-compete provision during the term of his employment, plus one year after termination. Per the terms of the employment agreement he is obligated to protect Paradigm’s information and any work product he creates shall belong to Paradigm. His employment may be terminated by him or Paradigm with or without cause. This employment agreement expired December 31, 2017.

Bingham does not offer retirement benefit plans to our executive officers, nor have we entered into any contract, agreement, plan or arrangement, whether written or unwritten, that provides for payments to a named executive officer at, or in connection with, the resignation, retirement or other termination of a named executive officer, or a change in control of the company, or a change in the named executive officer’s responsibilities following a change in control.

Compensation of Directors

Bingham does not have any standard arrangement for compensation of our directors for any services provided as director, including services for committee participation or for special assignments.

Securities under Equity Compensation Plans

Bingham does not have securities authorized for issuance under any equity compensation plans approved by our shareholders as of December 31, 2017.

Director Compensation

Bingham does not have any standard arrangement for compensation of our directors for any services provided as director, including services for committee participation or for special assignments.

Certain Relationships and Related Transactions

The following information summarizes transactions we have either engaged in for the past two fiscal years or propose to engage in, involving our executive officers, directors, more than 5% stockholders, or immediate family members of these persons. These transactions were negotiated between related parties without “arm’s length” bargaining and, as a result, the terms of these transactions may be different than transactions negotiated between unrelated persons.

Transactions with Related Parties Year Ended 2016

During the year ended December 31, 2016, the Company entered into eighteen promissory notes with Gary J. Grieco, Bingham’s President and CEO, for proceeds of $451,500. In addition, the Company had $10,000 in expenses paid on the Company’s behalf by Mr. Grieco. The notes are due in 12 months from their issuance dates (between February 2017 and November 2017) are unsecured and bear interest at 5% per annum. In December 2016, the Company issued 201,847 shares of common stock to Mr. Grieco in settlement of a portion of these notes principal and accrued interest, resulting in a loss on settlement of $242,216. As of December 31, 2016, these notes had a remaining balance of $293,302. On January 1, 2017, the Company consolidated its outstanding promissory notes with Mr. Grieco into one promissory note, totaling $293,302. This note is due on January 1, 2018 and will accrue interest at 3.5%.

During 2015 Paradigm entered into 12 promissory notes with Mr. Grieco for proceeds of $307,000. These notes are due in 12 months from their issuance dates are unsecured and bear an interest rate of 5% per annum. During 2015, $200,000 of the amount due was exchanged for 2,000,000 shares of Paradigm common stock at a par value of $0.10 per share.

Notes Payable to Related Parties - Nine Months Ended 2017

From October 18, 2016 to July 25, 2017, the Company entered into three promissory notes with a related party for a total of $100,000 to be used in operations. These notes are unsecured and bear an interest rate of 5% per annum. As of September 30, 2017, the notes have a total remaining balance of $100,000.

On January 1, 2017, the Company consolidated its outstanding promissory notes with the Company’s President and CEO, into one promissory note totaling $293,302. The note is unsecured and bears an interest rate of 3.5% and is due January 1, 2018. As of September 30, 2017 the note has a remaining balance of $249,802. From April 27, 2017 to August 14, 2017 the Company entered into ten promissory notes with the Company’s president, a related party, for a total of $80,612 to be used in operations. The notes are unsecured and bear an interest rate of 3% per annum and are due 9-12 months from issuance. As of September 30, 2017, these notes have a total remaining balance of $80,612.

On May 15, 2017, the Company entered into a one-year term promissory note with a related party for $15,000 to be used in operations. The note is unsecured and bears interest at a rate of 5% per annum. As of September 30, 2017, the note has a remaining balance of $15,000.

From June 13, 2017 to August 31, 2017, the Company entered into three short-term promissory notes with a related party for a total of $275,000 to be used in operations. The notes were unsecured and had an interest rate of 3-7.5% per annum and are due 1-3 months from issuance. On September 27, 2017, these notes were consolidated with the same related party into one promissory note in the amount of $275,000. The note is secured by the Company’s June 13, 2017 patent (US Patent #9,679,170 B2 “Material Tracking System”), is due October 1, 2018, and bears an interest rate of 7.5%. As of September 30, 2017, the note has a remaining balance of $275,000.

Director Independence

None of Bingham’s existing directors are independent directors as defined by NASDAQ Stock Market Rule 5605(a)(2). This rule defines persons as “independent” who are neither officers nor employees of the company and have no relationships that, in the opinion of the board, would interfere with the exercise of independent judgment in carrying out their responsibilities as directors.

Beneficial Ownership

The following tables set forth the beneficial ownership of our outstanding common stock by our management and each person or group known by us to own beneficially more than 5% of our voting stock. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as indicated by footnote, the persons named in the table below have sole voting power and investment power with respect to all shares of common stock shown as beneficially owned by them. The percentage of beneficial ownership is based on 40,379,238 shares of common stock outstanding as of the Record Date or exercisable within the next 60 days thereafter.

CERTAIN BENEFICIAL OWNERS
Name and address of beneficial owner	Amount and nature of beneficial ownership	Percent of class
VIP Worldnet, Inc. 800 E. Charleston Blvd Las Vegas, NV 89104	5,009,450 (1)	12.4%
Annihilyzer Inc. 616 Cypress Creek Parkway, Suite 410 Houston, TX 77090	2,250,000	5.6%
(1) VIP Worldnet, Inc. holds 5,000,000 shares and its affiliates beneficially own 9,450 shares.

MANAGEMENT
Name of beneficial owner	Amount and nature of beneficial ownership	Percent of class
Gary J. Grieco (existing officer and director)	4,018,514	10.0%
Gregory W. Albers (existing director)	37,500	Less than 1%
Paul Branagan (new director)	1,500,000	3.7%
Francis J. Read (new director)	1,666,666	4.1%
William E. Prince (new director)	-0-	Less than 1%
Directors and officers as a group	7,222,680	17.9%

ACTION 4. RATIFY the appointment of Sadler, Gibb & Associates, LLC as auditors for the next year

Bingham’s audit committee selected Sadler, Gibb & Associates, LLC as its independent auditor for the current fiscal year ended December 31, 2017, and the Written Consent ratified that selection.

INDEPENDENT PUBLIC ACCOUNTANTS

Sadler, Gibb & Associates, LLC served as our principal independent public accountants for fiscal 2016 and 2015 years. Aggregate fees billed to us for the fiscal years ended December 31, 2016 and 2015 by Sadler, Gibb & Associates, LLC were as follows:

	For the Fiscal Years Ended December 31,
	2016	2015

(1) Audit Fees(1)	$19,500	$5,100
(2) Audit-Related Fees(2)	-0-	-0-
(3) Tax Fees(3)	-0-	-0-
(4) All Other Fees	-0-	-0-
Total fees paid or accrued to our principal accountant	$19,500	$5,100

Audit fees represent fees for professional services rendered by our principal accountants for the audit of our annual financial statements and review of the financial statements included in our Forms 10-Q or services that are normally provided by our principal accountants in connection with statutory and regulatory filings or engagements.

Audit-related fees represent professional services rendered for assurance and related services by the accounting firm that are reasonably related to the performance of the audit or review of our financial statements that are not reported under audit fees.

Tax fees represent professional services rendered by the accounting firm for tax compliance, tax advice, and tax planning.

All other fees represent fees billed for products and services provided by the accounting firm, other than the services reported for the other three categories.

Pre-approval Policies

Bingham does not have an audit committee currently serving and as a result our board of directors performs the duties of an audit committee. Our board of directors will evaluate and approve in advance the scope and cost of the engagement of an auditor. All services rendered by our principal accountant are performed pursuant to a written engagement letter between us and the principal accountant. We do not rely on pre-approval policies and procedures.

OTHER MATTERS

Annual Report

A copy of the 2016 Form 10-K report as required to be filed with the Securities and Exchange Commission, excluding exhibits, will be mailed to stockholders without charge upon written request to Gary Grieco, President, 4235 Commerce Street, Little River, South Carolina 29566. Such request must set forth a good-faith representation that the requesting party was either a holder of record or a beneficial owner of Common Stock of Bingham on January 24, 2018. Exhibits to the Form 10-K will be mailed upon similar request and payment of specified fees. The 2016 Form 10-K is also available through the Securities and Exchange Commission’s website free of charge (www.sec.gov).

Proposals of Stockholders

Any stockholder proposal intended to be considered for inclusion in the proxy statement for presentation at the 2018 Annual Meeting must be received by Bingham by July 31, 2018. The proposal must be in accordance with the provisions of Rule 14a-8 promulgated by the Securities and Exchange Commission under the Exchange Act. It is suggested the proposal be submitted by certified mail -- return receipt requested. Stockholders who intend to present a proposal at the 2018 Annual Meeting without including such proposal in Bingham’s proxy statement must provide Bingham notice of such proposal no later than September 1, 2018. Bingham reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Where You Can Find More Information

Bingham files annual, quarterly and special reports and other information with the SEC that can be inspected and copied at the public reference facility maintained by the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549-0405. Information regarding the public reference facilities may be obtained from the SEC by telephoning 1-800-SEC-0330. Bingham’s filings are also available through the SEC’s Electronic Data Gathering Analysis and Retrieval System which is publicly available through the SEC’s website (www.sec.gov). Copies of such materials may also be obtained by mail from the public reference section of the SEC at 100 F Street, N.E., Room 1850, Washington, D.C. 20549-0405 at prescribed rates.

Stockholders may obtain documents by requesting them in writing or by telephone (843) 390-7900 from the Company at the following address: 4235 Commerce Street, Little River, South Carolina 29566.

This information statement is dated February 27, 2018. You should not assume that the information contained in this information statement is accurate as of any date other than that date.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT

REQUESTED TO SEND US A PROXY

Yours truly,

/s/ Gary Grieco

Gary Grieco, Chairman

Little River, South Carolina

February 27, 2018

EXHIBIT A –AMENDED AND RESTATED ARTICLES OF INCORPORATION

AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

PCT LTD

(effective [March 20, 2018])

The undersigned, natural person of eighteen years or more of age, acting as incorporator of a Corporation (the "Corporation") under the Nevada Revised Statutes, adopts the following Articles of Incorporation for the Corporation:

ARTICLE I

NAME OF CORPORATION

The name of the Corporation is PCT LTD.

ARTICLE II

DURATION

The Corporation shall have perpetual existence.

ARTICLE III

PURPOSES

The purpose, object and nature of the business for which this corporation is organized are:

(a) To engage in any lawful activity, and (b) To carry on such business as may be necessary, convenient, or desirable to accomplish the above purposes, and to do all other things incidental thereto which are not forbidden by law or by these Articles of Incorporation.

ARTICLE IV

POWERS

This Corporation is formed pursuant to Chapter 78 of the Nevada Revised Statutes. The powers of the Corporation shall be those powers granted by 78.060 and 78.070 of the Nevada Revised Statutes under which this corporation is formed. In addition, the corporation shall have the following specific powers:

(a) To elect or appoint officers and agents of the corporation and to fix their compensation; (b) To act as an agent for any individual, association, partnership, corporation or other legal entity; (c) To receive, acquire, hold, exercise rights arising out of the ownership or possession thereof, sell, or otherwise dispose of, shares or other interests in, or obligations of, individuals, association, partnerships, corporations, or governments; (d) To receive, acquire, hold, pledge, transfer, or otherwise dispose of shares of the corporation, but such shares may only be purchased, directly or indirectly, out of earned surplus; (e) To make gifts or contributions for the public welfare or for charitable, scientific or educational purposes.

ARTICLE V

SHARES OF CAPITAL STOCK

Section 1. Authorized Shares. The total number of shares which this corporation is authorized to issue is 300,000,000 shares of Common Stock of $0.001 par value and 10,000,000 shares of Preferred Stock of $0.001 par value. The authority of the Corporation to issue non-voting convertible and/or non-voting non-convertible preferred shares together with additional classes of shares may be limited by resolution of the Board of Directors of the Corporation. Preferred shares and additional classes of shares may be issued from time to time as the Board of Directors may determine in their sole judgment and without the necessity of action by the holders of Shares.

Section 2. Voting Rights of Stockholders. Each holder of the Common Stock shall be entitled to one vote for each share of stock standing in his name on the books of the corporation.

Section 3. Consideration for Shares. The Common Stock shall be issued for such consideration, as shall be fixed from time to time by the Board of Directors. In the absence of fraud, the judgment of the Directors as to the value of any property or services received in full or partial payment for shares shall be conclusive. When shares are issued upon payment of the consideration fixed by the Board of Directors, such shares shall be taken to be fully paid stock and shall be non-assessable. The Articles shall not be amended in this particular.

Section 4. Stock Rights and Options. The corporation shall have the power to create and issue rights, warrants, or options entitling the holders thereof to purchase from the corporation any shares of its capital stock of any class or classes, upon such terms and conditions and at such times and prices as the Board of Directors may provide, which terms and conditions shall be incorporated in an instrument or instruments evidencing such rights. In the absence of fraud, the judgment of the Directors as to the adequacy of consideration for the issuance of such rights or options and the sufficiency thereof shall be conclusive.

ARTICLE VI

REGISTERED AGENT

The name and address of the registered agent for the Corporation is Corporate Capital Formation, Inc., 2724 Otter Creek Ct. #101, Las Vegas, Nevada 89117.

ARTICLE VII

INCORPORATOR

The name and address of the incorporator is:

NAME	ADDRESS

April Marino	5557 Willow Ln.
Murray, Utah 84107

ARTICLE VIII

MANAGEMENT

For the management of the business, and for the conduct of the affairs of the corporation, and for the future definition, limitation, and regulation of the powers of the corporation and its directors and stockholders, it is further provided:

Section 1. Size of Board. The initial number of the Board of Directors shall be two (2). Thereafter, the number of directors shall be as specified in the Bylaws of the corporation, and such number may from time to time be increased or decreased in such manner as prescribed by the Bylaws. Directors need not be stockholders.

Section 2. Powers of Board. In furtherance and not in limitation of the powers conferred by the laws of the State of Nevada, the Board of Directors is expressly authorized and empowered:

(a) To make, alter, amend, and repeal the Bylaws subject to the power of the stockholders to alter or repeal the Bylaws made by the Board of Directors;

(b) Subject to the applicable provisions of the Bylaws then in effect, to determine, from time to time, whether and to what extent, and at what times and places, and under what conditions and regulations, the accounts and books of the corporation, or any of them, shall be open to stockholder inspection. No stockholder shall have any right to inspect any of the accounts, books or documents of the corporation, except as permitted by law, unless and until authorized to do so by resolution of the Board of Directors or of the stockholders of the Corporation;

(c) To authorize and issue, without stockholder consent, obligations of the Corporation, secured and unsecured, under such terms and conditions as the Board, in its sole discretion, may determine, and to pledge or mortgage, as security therefore, any real or personal property of the corporation, including after-acquired property;

(d) To determine whether any and, if so, what part of the earned surplus of the corporation shall be paid in dividends to the stockholders, and to direct and determine other use and disposition of any such earned surplus;

(e) To fix, from time to time, the amount of the profits of the corporation to be reserved as working capital or for any other lawful purpose;

(f) To establish bonus, profit-sharing, stock option, or other types of incentive compensation plans for the employees, including officers and directors, of the corporation, and to fix the amount of profits to be shared or distributed, and to determine the persons to participate in any such plans and the amount of their respective participations.

(g) To designate, by resolution or resolutions passed by a majority of the whole Board, one or more committees, each consisting of two or more directors, which, to the extent permitted by law and authorized by the resolution or the Bylaws, shall have and may exercise the powers of the Board;

(h) To provide for the reasonable compensation of its own members by Bylaw, and to fix the terms and conditions upon which such compensation will be paid;

(i) In addition to the powers and authority hereinbefore, or by statute, expressly conferred upon it, the Board of Directors may exercise all such powers and do all such acts and things as may be exercised or done by the corporation, subject, nevertheless, to the provisions of the laws of the State of Nevada, of these Articles of Incorporation, and of the Bylaws of the corporation.

Section 3. Interested Directors. No contract or transaction between this corporation and any of its directors, or between this corporation and any other corporation, firm, association, or other legal entity shall be invalidated by reason of the fact that the director of the corporation has a direct or indirect interest, pecuniary or otherwise, in such corporation, firm, association, or legal entity, or because the interested director was present at the meeting of the Board of Directors which acted upon or in reference to such contract or transaction, or because he participated in such action, provided that: (1) the interest of each such director shall have been disclosed to or known by the Board and a disinterested majority of the Board shall have, nonetheless, ratified and approved such contract or transaction (such interested director or directors may be counted in determining whether a quorum is present for the meeting at which such ratification or approval is given); or (2) the conditions of N.R.S. 78.140 are met.

Section 4. Name and Address. The name and post office address of the first Board of Directors, which shall be two in number, are as follows:

NAME	ADDRESS

April Marino	5557 Willow Ln.
Murray, UT 84107

Matthew McLelland	373 E. Brambleberry Ln
Draper, UT 84020

ARTICLE IX

CLASSIFIED BOARD

The Board of Directors shall be divided into three classes: Class I consisting of one director, Class II consisting of two directors and Class III consisting of up to four directors. The director of the first class (Class I) shall be elected to hold office for a three-year term. Directors of the second class (Class II) shall be elected to hold office for a two-year term. Directors of the third class (Class III) shall be elected to hold office for a one-year term. The directors in each group shall hold office until their terms expire and until their respective successors are elected and qualified. At each annual meeting, a number of directors shall be elected equal to the number of directors whose terms shall have expired at the time of such meeting.

ARTICLE X

PLACE OF MEETING; CORPORATE BOOKS

Subject to the laws of the State of Nevada, the stockholders and the directors shall have power to hold their meetings, and the directors shall have power to have an office or offices and to maintain the books of the Corporation outside the State of Nevada, at such place or places as may from time to time be designated in the Bylaws or by appropriate resolution.

ARTICLE XI

AMENDMENT OF ARTICLES

The provisions of these Articles of Incorporation may be amended, altered or repealed from time to time to the extent and in the manner prescribed by the laws of the State of Nevada, and additional provisions authorized by such laws as are then in force may be added. All rights herein conferred on the directors, officers and stockholders are granted subject to this reservation.

ARTICLE XII

LIMITED LIABILITY OF OFFICERS AND DIRECTORS

Except as hereinafter provided, the officers and directors of the corporation shall not be personally liable to the corporation or its stockholders for damages for breach of fiduciary duty as a director or officer. This limitation on personal liability shall not apply to acts or omissions which involve intentional misconduct, fraud, knowing violation of law, or unlawful distributions prohibited by Nevada Revised Statutes Section 78.300.

ARTICLE XIII

TRANSACTIONS WITH STOCKHOLDERS

Section 1. CONTROL SHARE ACQUISITION EXEMPTION. The corporation elects not to be governed by the provisions of NRS §78.378 to NRS §78.3793 generally known as the “Control Share Acquisition Statute” under the Nevada Business Corporation Law, which contains a provision governing “Acquisition of Controlling Interest.”

Section 2. COMBINATIONS WITH INTERESTED STOCKHOLDERS. The corporation elects not to be governed by the provisions of NRS §78.411 through NRS §78.444, inclusive, of the Nevada Business Corporation Law.

IN WITNESS WHEREOF, the undersigned has executed these Amended and Restated Articles of Incorporation this ______ day of ______________, 2018.

/s/ Gary J. Grieco

EXHIBIT B – AMENDED AND RESTATED BYLAWS

AMENDED AND RESTATED

BYLAWS

OF

PCT LTD

a Nevada corporation

(Effective [March 20, 2018])

ARTICLE I

OFFICES

Section 1. PRINCIPAL OFFICES. The principal office shall be in the City of Little River, State of South Carolina.

Section 2. OTHER OFFICES. The board of directors may at any time establish branch or subordinate offices at any place or places where the corporation is qualified to do business.

ARTICLE II

MEETINGS OF STOCKHOLDERS

Section 1. PLACE OF MEETINGS. Meetings of stockholders shall be held at any place within or without the State of Nevada designated by the board of directors. In the absence of any such designation, stockholders' meetings shall be held at the principal executive office of the corporation.

Section 2. ANNUAL MEETINGS. The annual meetings of stockholders shall be held at a date and time designated by the board of directors. (At such meetings, directors shall be elected and any other proper business may be transacted by a plurality vote of stockholders.)

Section 3. SPECIAL MEETINGS. A special meeting of the stockholders, for any purpose or purposes whatsoever, unless prescribed by statute or by the articles of incorporation, may be called at any time by the president and shall be called by the president or secretary at the request in writing of a majority of the board of directors, or at the request in writing of stockholders holding shares in the aggregate entitled to cast not less than a majority of the votes at any such meeting.

The request shall be in writing, specifying the time of such meeting, the place where it is to be held and the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the chairman of the board, the president, any vice president or the secretary of the corporation. The officer receiving such request forthwith shall cause notice to be given to the stockholders entitled to vote, in accordance with the provisions of Sections 4 and 5 of this Article II, that a meeting will be held at the time requested by the person or persons calling the meeting, not less than thirty-five (35) nor more than sixty (60) days after the receipt of the request. If the notice is not given within twenty (20) days after receipt of the request, the person or persons requesting the meeting may give the notice. Nothing contained in this paragraph of this Section 3 shall be construed as limiting, fixing or affecting the time when a meeting of stockholders called by action of the board of directors may be held.

Section 4. NOTICE OF STOCKHOLDERS' MEETINGS. All notices of meetings of stockholders shall be sent or otherwise given in accordance with Section 5 of this Article II not less than ten (10) nor more than sixty (60) days before the date of the meeting being noticed. The notice shall specify the place, date and hour of the meeting and (i) in the case of a special meeting the general nature of the business to be transacted, or (ii) in the case of the annual meeting those matters which the board of directors, at the time of giving the notice, intends to present for action by the stockholders. The notice of any meeting at which directors are to be elected shall include the name of any nominee or nominees which, at the time of the notice, management intends to present for election.

If action is proposed to be taken at any meeting for approval of (i) contracts or transactions in which a director has a direct or indirect financial interest, (ii) an amendment to the articles of incorporation, (iii) a reorganization of the corporation, (iv) dissolution of the corporation, or (v) a distribution to preferred stockholders, the notice shall also state the general nature of such proposal.

Section 5. MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE. Notice of any meeting of stockholders shall be given either personally or by first-class mail or telegraphic or other written communication, charges prepaid, addressed to the stockholder at the address of such stockholder appearing on the books of the corporation or given by the stockholder to the corporation for the purpose of notice. If no such address appears on the corporation's books or is given, notice shall be deemed to have been given if sent by mail or telegram to the corporation's principal executive office, or if published at least once in a newspaper of general circulation in the county where this office is located. Personal delivery of any such notice to any officer of a corporation or association or to any member of a partnership shall constitute delivery of such notice to such corporation, association or partnership. Notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by telegram or other means of written communication. In the event of the transfer of stock after delivery or mailing of the notice of and prior to the holding of the meeting, it shall not be necessary to deliver or mail notice of the meeting to the transferee.

If any notice addressed to a stockholder at the address of such stockholder appearing on the books of the corporation is returned to the corporation by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver the notice to the stockholder at such address, all future notices or reports shall be deemed to have been duly given without further mailing if the same shall be available to the stockholder upon written demand of the stockholder at the principal executive office of the corporation for a period of one year from the date of the giving of such notice.

An affidavit of the mailing or other means of giving any notice of any stockholders' meeting shall be executed by the secretary, assistant secretary or any transfer agent of the corporation giving such notice, and shall be filed and maintained in the minute book of the corporation.

Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

Section 6. QUORUM. The presence in person or by proxy of the holders of one-third (33%) of the shares issued and outstanding and entitled to vote at any meeting of stockholders shall constitute a quorum for the transaction of business, except as otherwise provided by statute or the articles of incorporation. The stockholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

Section 7. ADJOURNED MEETING AND NOTICE THEREOF. Any stockholders' meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by the vote of the majority of the shares represented at such meeting, either in person or by proxy, but in the absence of a quorum, no other business may be transacted at such meeting.

When any meeting of stockholders, either annual or special, is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at a meeting at which the adjournment is taken. At any adjourned meeting the corporation may transact any business which might have been transacted at the original meeting.

Section 8. VOTING. Unless a record date set for voting purposes be fixed as provided in Section 1 of Article VII of these bylaws, only persons in whose names shares entitled to vote stand on the stock records of the corporation at the close of business on the business day next preceding the day on which notice is given (or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held) shall be entitled to vote at such meeting. Any stockholder entitled to vote on any matter other than elections of directors or officers, may vote part of the shares in favor of the proposal and refrain from voting the remaining shares or vote them against the proposal, but, if the stockholder fails to specify the number of shares such stockholder is voting affirmatively, it will be conclusively presumed that the stockholder's approving vote is with respect to all shares such stockholder is entitled to vote. Such vote may be by voice vote or by ballot; provided, however, that all elections for directors must be by ballot upon demand by a stockholder at any election and before the voting begins.

When a quorum is present or represented at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes or of the articles of incorporation a different vote is required in which case such express provision shall govern and control the decision of such question. Every stockholder of record of the corporation shall be entitled at each meeting of stockholders to one vote for each share of stock standing in his name on the books of the corporation.

Section 9. WAIVER OF NOTICE OR CONSENT BY ABSENT STOCKHOLDERS. The transactions at any meeting of stockholders, either annual or special, however called and noticed, and wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present either in person or by proxy, and if, either before or after the meeting, each person entitled to vote, not present in person or by proxy, signs a written waiver of notice or a consent to a holding of the meeting, or an approval of the minutes thereof. The waiver of notice or consent need not specify either the business to be transacted or the purpose of any regular or special meeting of stockholders, except that if action is taken or proposed to be taken for approval of any of those matters specified in the second paragraph of Section 4 of this Article II, the waiver of notice or consent shall state the general nature of such proposal. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

Attendance of a person at a meeting shall also constitute a waiver of notice of such meeting, except when the person objects, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened, and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters not included in the notice if such objection is expressly made at the meeting.

Section 10. STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING. Any action which may be taken at any annual or special meeting of stockholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. All such consents shall be filed with the secretary of the corporation and shall be maintained in the corporate records. Any stockholder giving a written consent, or the stockholder's proxy holders, or a transferee of the shares of a personal representative of the stockholder of their respective proxy holders, may revoke the consent by a writing received by the secretary of the corporation prior to the time that written consents of the number of shares required to authorize the proposed action have been filed with the secretary.

Section 11. PROXIES. Every person entitled to vote for directors or on any other matter shall have the right to do so either in person or by one or more agents authorized by a written proxy signed by the person and filed with the secretary of the corporation. A proxy shall be deemed signed if the stockholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission or otherwise) by the stockholder or the stockholder's attorney in fact. A validly executed proxy which does not state that it is irrevocable shall continue in full force and effect unless revoked by the person executing it, prior to the vote pursuant thereto, by a writing delivered to the corporation stating that the proxy is revoked or by a subsequent proxy executed by, or attendance at the meeting and voting in person by the person executing the proxy; provided, however, that no such proxy shall be valid after the expiration of six (6) months from the date of such proxy, unless coupled with an interest, or unless the person executing it specifies therein the length of time for which it is to continue in force, which in no case shall exceed seven (7) years from the date of its execution. Subject to the above and the provisions of Section 78.355 of the Nevada General Corporation Law, any proxy duly executed is not revoked and continues in full force and effect until an instrument revoking it or a duly executed proxy bearing a later date is filed with the secretary of the corporation.

Section 12. INSPECTORS OF ELECTION. Before any meeting of stockholders, the board of directors may appoint any persons other than nominees for office to act as inspectors of election at the meeting or its adjournment. If no inspectors of election are appointed, the chairman of the meeting may, and on the request of any stockholder or his proxy shall, appoint inspectors of election at the meeting. The number of inspectors shall be either one (1) or three (3). If inspectors are appointed at a meeting on the request of one or more stockholders or proxies, the holders of a majority of shares or their proxies present at the meeting shall determine whether one (1) or three (3) inspectors are to be appointed. If any person appointed as inspector fails to appear or fails or refuses to act, the vacancy may be filled by appointment by the board of directors before the meeting, or by the chairman at the meeting.

The duties of these inspectors shall be as follows:

(a) Determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of proxies;

(b) Receive votes, ballots, or consents;

(c) Hear and determine all challenges and questions in any way arising in connection with the right to vote;

(d) Count and tabulate all votes or consents;

(e) Determine the election result; and

(f) Do any other acts that may be proper to conduct the election or vote with fairness to all stockholders.

ARTICLE III

DIRECTORS

Section 1. POWERS. Subject to the provisions of the Nevada General Corporation Law and any limitations in the articles of incorporation and these bylaws relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the board of directors.

Without prejudice to such general powers, but subject to the same limitations, it is hereby expressly declared that the directors shall have the power and authority to:

(a) Select and remove all officers, agents, and employees of the corporation, prescribe such powers and duties for them as may not be inconsistent with law, with the articles of incorporation or these bylaws, fix their compensation, and require from them security for faithful service.

(b) Change the principal executive office or the principal business office from one location to another; cause the corporation to be qualified to do business in any other state, territory, dependency, or foreign country and conduct business within or without the State; designate any place within or without the State for the holding of any stockholders' meeting, or meetings, including annual meetings; adopt, make and use a corporate seal, and prescribe the forms of certificates of stock, and alter the form of such seal and of such certificates from time to time as in their judgment they may deem best, provided that such forms shall at all times comply with the provisions of law.

(c) Authorize the issuance of shares of stock of the corporation from time to time, upon such terms as may be lawful, in consideration of money paid, labor done or services actually rendered, debts or securities cancelled, or tangible or intangible property actually received.

(d) Borrow money and incur indebtedness for the purpose of the corporation, and cause to be executed and delivered therefor, in the corporate name, promissory notes, bonds, debentures, deeds of trust, mortgages, pledges, hypothecations, or other evidences of debt and securities therefor.

Section 2. NUMBER, TERM, AND QUALIFICATIONS. The number of directors which shall constitute the board, subject to the limitations set forth in the Articles of Incorporation, shall be determined by resolution of a majority of the total number of directors if there were no vacancies (the "Whole Board"), or by the stockholders at the annual meeting of the stockholders or a special meeting called for such purpose. Directors need not be residents of the state of incorporation or stockholders of the corporation.

Section 3. CLASSIFIED BOARD. The Board of Directors shall be divided into three classes: Class I consisting of one director, Class II consisting of two directors and Class III consisting of up to four directors. The director of the first class (Class I) shall be elected to hold office for a three-year term. Directors of the second class (Class II) shall be elected to hold office for a two-year term. Directors of the third class (Class III) shall be elected to hold office for a one-year term. The directors in each group shall hold office until their terms expire and until their respective successors are elected and qualified. At each annual meeting, a number of directors shall be elected equal to the number of directors whose terms shall have expired at the time of such meeting.

Section 4. RESIGNATION AND REMOVAL OF DIRECTORS. Any director may resign effective upon giving written notice to the chairman of the board, the president, the secretary or the board of directors of the corporation, unless the notice specifies a later time for the effectiveness of such resignation, in which case such resignation shall be effective at the time specified. Unless such resignation specifies otherwise, its acceptance by the corporation shall not be necessary to make it effective. The board of directors may declare vacant the office of a director who has been declared of unsound mind by an order of a court or convicted of a felony. Any or all of the directors may be removed without cause if such removal is approved by the affirmative vote of a majority of the outstanding shares entitled to vote. No reduction of the authorized number of directors shall have the effect of removing any director before his term of office expires.

Section 5. VACANCIES. Vacancies in the board of directors, may be filled by a majority of the remaining directors, though less than a quorum, or by a sole remaining director. Each director so elected shall hold office until the next annual meeting of the stockholders and until a successor has been elected and qualified.

A vacancy in the board of directors exists as to any authorized position of directors which is not then filled by a duly elected director, whether caused by death, resignation, removal, increase in the authorized number of directors or otherwise.

The stockholders may elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors, but any such election by written consent shall require the consent of a majority of the outstanding shares entitled to vote. If the resignation of a director is effective at a future time, the board of directors may elect a successor to take office when the resignation becomes effective.

If after the filling of any vacancy by the directors, the directors then in office who have been elected by the stockholders shall constitute less than a majority of the directors then in office, any holder or holders of an aggregate of five percent or more of the total number of shares at the time outstanding having the right to vote for such directors may call a special meeting of the stockholders to elect the entire board. The term of office of any director not elected by the stockholders shall terminate upon the election of a successor.

Section 6. PLACE OF MEETINGS. Regular meetings of the board of directors shall be held at any place within or without the State of Nevada that has been designated from time to time by resolution of the board. In the absence of such designation, regular meetings shall be held at the principal executive office of the corporation. Special meetings of the board shall be held at any place within or without the State of Nevada that has been designated in the notice of the meeting or, if not stated in the notice or there is not notice, at the principal executive office of the corporation. Any meeting, regular or special, may be held by conference telephone or similar communication equipment, so long as all directors participating in such meeting can hear one another, and all such directors shall be deemed to be present in person at such meeting.

Section 7. ANNUAL MEETINGS. Immediately following each annual meeting of stockholders, the board of directors shall hold a regular meeting for the purpose of transaction of other business. Notice of this meeting shall not be required.

Section 8. OTHER REGULAR MEETINGS. Other regular meetings of the board of directors shall be held without call at such time as shall from time to time be fixed by the board of directors. Such regular meetings may be held without notice, provided the notice of any change in the time of any such meetings shall be given to all of the directors. Notice of a change in the determination of the time shall be given to each director in the same manner as notice for special meetings of the board of directors.

Section 9. SPECIAL MEETINGS. Special meetings of the board of directors for any purpose or purposes may be called at any time by the chairman of the board or the president or any vice president or the secretary or any two directors.

Notice of the time and place of special meetings shall be delivered personally or by telephone to each director or sent by first-class mail or facsimile, charges prepaid, addressed to each director at his or her address as it is shown upon the records of the corporation. In case such notice is mailed, it shall be deposited in the United States mail at least four (4) days prior to the time of the holding of the meeting. In case such notice is delivered personally, or by telephone or facsimile, it shall be delivered personally or by telephone or facsimile at least forty-eight (48) hours prior to the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated to either the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director. The notice need not specify the purpose of the meeting nor the place if the meeting is to be held at the principal executive office of the corporation.

Section 10. QUORUM. A majority of the Whole Board shall constitute a quorum for the transaction of business, except to adjourn as hereinafter provided. Every act or decision done or made by a majority of the Whole Board present at a meeting duly held at which a quorum is present shall be regarded as the act of the Whole Board, subject to the provisions of Section 78.140 of the Nevada General Corporation Law (approval of contracts or transactions in which a director has a direct or indirect material financial interest), Section 78.125 (appointment of committees), and Section 78.751 (indemnification of directors). A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for such meeting.

Section 11. WAIVER OF NOTICE. The transactions of any meeting of the board of directors, however called and noticed or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice if a quorum be present and if, either before or after the meeting, each of the directors not present signs a written waiver of notice, a consent to holding the meeting or an approval of the minutes thereof. The waiver of notice of consent need not specify the purpose of the meeting. All such waivers, consents and approvals shall be filed with the corporate records or made a part of the minutes of the meeting. Notice of a meeting shall also be deemed given to any director who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such director.

Section 12. ADJOURNMENT. A majority of the directors present, whether or not constituting a quorum, may adjourn any meeting to another time and place.

Section 13. NOTICE OF ADJOURNMENT. Notice of the time and place of holding an adjourned meeting need not be given, unless the meeting is adjourned for more than twenty-four (24) hours, in which case notice of such time and place shall be given prior to the time of the adjourned meeting, in the manner specified in Section 7 of this Article III, to the directors who were not present at the time of the adjournment.

Section 14. ACTION WITHOUT MEETING. Any action required or permitted to be taken by the board of directors may be taken without a meeting, if all members of the board shall individually or collectively consent in writing to such action. Such action by written consent shall have the same force and effect as a unanimous vote of the board of directors. Such written consent or consents shall be filed with the minutes of the proceedings of the board.

Section 15. FEES AND COMPENSATION OF DIRECTORS. Directors and members of committees may receive such compensation, if any, for their services, and such reimbursement of expenses, as may be fixed or determined by resolution of the board of directors. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee, or otherwise, and receiving compensation for such services. Members of special or standing committees may be allowed like compensation for attending committee meetings.

ARTICLE IV

COMMITTEES

Section 1. COMMITTEES OF DIRECTORS. The board of directors may, by resolution adopted by a majority of the authorized number of directors, designate one or more committees, each consisting of one or more directors, to serve at the pleasure of the board. The board may designate one or more directors as alternate members of any committees, who may replace any absent member at any meeting of the committee. Any such committee, to the extent provided in the resolution of the board, shall have all the authority of the board, except with regard to:

(a) the approval of any action which, under the Nevada General Corporation Law, also requires stockholders' approval or approval of the outstanding shares;

(b) the filling of vacancies on the board of directors or in any committees;

(c) the fixing of compensation of the directors for serving on the board or on any committee;

(d) the amendment or repeal of bylaws or the adoption of new bylaws;

(e) the amendment or repeal of any resolution of the board of directors which by its express terms is not so amendable or repealable;

(f) a distribution to the stockholders of the corporation, except at a rate or in a periodic amount or within a price range determined by the board of directors; or

(g) the appointment of any other committees of the board of directors or the members thereof.

Section 2. MEETINGS AND ACTION BY COMMITTEES. Meetings and action of committees shall be governed by, and held and taken in accordance with, the provisions of Article III, Sections 6 (place of meetings), 8 (regular meetings), 9 (special meetings and notice), 10 (quorum), 11 (waiver of notice), 12 (adjournment), 13 (notice of adjournment) and 14 (action without meeting), with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the board of directors and its members, except that the time or regular meetings of committees may be determined by resolutions of the board of directors and notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The board of directors may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws. The committees shall keep regular minutes of their proceedings and report the same to the board when required.

ARTICLE V

OFFICERS

Section 1. OFFICERS. The officers of the corporation shall be a president, a secretary and a treasurer. The corporation may also have, at the discretion of the board of directors, a chairman of the board, one or more vice presidents, one or more assistant secretaries, one or more assistant treasurers, and such other officers as may be appointed in accordance with the provisions of Section 3 of this Article V. Any two or more offices may be held by the same person.

Section 2. ELECTION OF OFFICERS. The officers of the corporation, except such officers as may be appointed in accordance with the provisions of Section 3 or Section 5 of this Article V, shall be chosen by the board of directors, and each shall serve at the pleasure of the board, subject to the rights, if any, of an officer under any contract of employment. The board of directors at its first meeting after each annual meeting of stockholders shall choose a president, a vice president, a secretary and a treasurer, none of whom need be a member of the board. The salaries of all officers and agents of the corporation shall be fixed by the board of directors.

Section 3. SUBORDINATE OFFICERS, ETC. The board of directors may appoint, and may empower the president to appoint, such other officers as the business of the corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in the bylaws or as the board of directors may from time to time determine.

Section 4. REMOVAL AND RESIGNATION OF OFFICERS. The officers of the corporation shall hold office until their successors are chosen and qualify. Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the board of directors, at any regular or special meeting thereof, or, except in case of an officer chosen by the board of directors, by any officer upon whom such power or removal may be conferred by the board of directors.

Any officer may resign at any time by giving written notice to the corporation. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. Any such resignation is without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.

Section 5. VACANCIES IN OFFICES. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these bylaws for regular appointments to such office.

Section 6. CHAIRMAN OF THE BOARD. The chairman of the board, if such an officer be elected, shall, if present, preside at all meetings of the board of directors and exercise and perform such other powers and duties as may be from time to time assigned to him by the board of directors or prescribed by the bylaws. If there is no Chief Executive Officer, the chairman of the board shall in addition be the chief executive officer of the corporation and shall have the powers and duties prescribed in Section 7 of this Article V.

Section 7. CHIEF EXECUTIVE OFFICER. The chief executive officer shall be the principal executive officer of the corporation and, subject to the control of the board of directors, shall, in general, have the following powers and duties:

a. He shall, subject to the direction of the board of directors, have general charge of the business, affairs and property of the corporation and general supervision over the officers, employees and agents.

b. If no chairman of the board has been chosen, or if such officer is absent or disabled, he shall preside at meetings of the stockholders and board of directors.

c. He shall be a member of any Executive Committee.

d. He shall, except where by law the signature of the president is required or unless the board of directors shall rule otherwise, be empowered to sign or countersign with the secretary, an assistant secretary, or any other proper officer of the corporation thereunto authorized by the board of directors all certificates representing stock of the corporation, any deeds, mortgages, bonds, contracts, or other instruments of the corporation as authorized by the board of directors.

e. He shall at all times maintain the power to expressly monitor, delegate and control the duties and actions of the president of the corporation.

f. He shall make reports to the board of directors and stockholders.

g. He shall perform such other duties as are incident to the office of chief executive officer and such other duties as may be prescribed or are properly required of him by the board of directors from time to time.

Section 8. PRESIDENT. The president shall be the chief operating officer of the corporation and, subject to the control of board of directors and supervision of the chief executive officer, shall, in general, supervise and control all of the business and affairs of the corporation. He shall in the absence of the chief executive officer, when present, preside at all meetings of the stockholders. He shall sign, with the secretary, an assistant secretary, or any other proper officer of the corporation thereunto authorized by the board of directors, certificates for shares of the corporation, any deeds, mortgages, bonds, contracts, or other instruments which the board of directors has authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the board of directors or by these bylaws to some other officer or agent of the corporation, or shall be required by law to be otherwise signed or executed; and, in general, shall perform all duties incident to the office of president chief operating officer and such other duties as may be prescribed by the board of directors from time to time.

Section 9. VICE PRESIDENTS. In the absence or disability of the president, the vice presidents, if any, in order of their rank as fixed by the board of directors or, if not ranked, a vice president designated by the board of directors, shall perform all the duties of the president, and when so acting shall have all the powers of, and be subject to all the restrictions upon, the president. The vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the board of directors or the bylaws, the president or the chairman of the board.

Section 10. SECRETARY. The secretary shall attend all meetings of the board of directors and all meetings of the stockholders and shall record, keep or cause to be kept, at the principal executive office or such other place as the board of directors may order, a book of minutes of all meetings of directors, committees of directors and stockholders, with the time and place of holding, whether regular or special, and, if special, how authorized, the notice thereof given, the names of those present at directors' and committee meetings, the number of shares present or represented at stockholders' meetings, and the proceedings thereof.

The secretary shall keep, or cause to be kept, at the principal executive office or at the office of the corporation's transfer agent or registrar, as determined by resolution of the board of directors, a share register, or a duplicate share register, showing the names of all stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same, and the number and date of cancellation of every certificate surrendered for cancellation.

The secretary shall give, or cause to be given, notice of all meetings of stockholders and of the board of directors required by the bylaws or by law to be given, and he shall keep the seal of the corporation in safe custody, as may be prescribed by the board of directors or by the bylaws.

Section 11. TREASURER. The treasurer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares. The books of account shall at all reasonable times be open to inspection by any director.

The treasurer shall deposit all moneys and other valuables in the name and to the credit of the corporation with such depositaries as may be designated by the board of directors. He shall disburse the funds of the corporation as may be ordered by the board of directors, shall render to the president and directors, whenever they request it, an account of all of his transactions as treasurer and of the financial condition of the corporation, and shall have other powers and perform such other duties as may be prescribed by the board of directors or the bylaws.

If required by the board of directors, the treasurer shall give the corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the board of directors for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.

ARTICLE VI

INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES,

AND OTHER AGENTS

Section 1. ACTIONS OTHER THAN BY THE CORPORATION. The corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, has no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and that, with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

Section 2. ACTIONS BY THE CORPORATION. The corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including amounts paid in settlement and attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of the action or suit if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation. Indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

Section 3. SUCCESSFUL DEFENSE. To the extent that a director, officer, employee or agent of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1 and 2, or in defense of any claim, issue or matter therein, he must be indemnified by the corporation against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense.

Section 4. REQUIRED APPROVAL. Any indemnification under Sections 1 and 2, unless ordered by a court or advanced pursuant to Section 5, must be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances. The determination must be made:

(a) By the stockholders;

(b) By the board of directors by majority vote of a quorum consisting of directors who were not parties to the act, suit or proceeding;

(c) If a majority vote of a quorum consisting of directors who were not parties to the act, suit or proceeding so orders, by independent legal counsel in a written opinion; or

(d) If a quorum consisting of directors who were not parties to the act, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion.

Section 5. ADVANCE OF EXPENSES. The articles of incorporation, the bylaws or an agreement made by the corporation may provide that the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the corporation. The provisions of this section do not affect any rights to advancement of expenses to which corporate personnel other than directors or officers may be entitled under any contract or otherwise by law.

Section 6. OTHER RIGHTS. The indemnification and advancement of expenses authorized in or ordered by a court pursuant to this Article VI:

(a) Does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the articles of incorporation or any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, for either an action in his official capacity or an action in another capacity while holding his office, except that indemnification, unless ordered by a court pursuant to Section 2 or for the advancement of expenses made pursuant to Section 5, may not be made to or on behalf of any director or officer if a final adjudication establishes that his acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and was material to the cause of action.

(b) Continues for a person who has ceased to be a director, officer, employee or agent and inures to the benefit of the heirs, executors and administrators of such a person.

Section 7. INSURANCE. The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise for any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of this Article VI.

Section 8. RELIANCE ON PROVISIONS. Each person who shall act as an authorized representative of the corporation shall be deemed to be doing so in reliance upon the rights of indemnification provided by this Article.

Section 9. SEVERABILITY. If any of the provisions of this Article are held to be invalid or unenforceable, this Article shall be construed as if it did not contain such invalid or unenforceable provision and the remaining provisions of this Article shall remain in full force and effect.

Section 10. RETROACTIVE EFFECT. To the extent permitted by applicable law, the rights and powers granted pursuant to this Article VI shall apply to acts and actions occurring or in progress prior to its adoption by the board of directors.

ARTICLE VII

RECORDS AND BOOKS

Section 1. MAINTENANCE OF SHARE REGISTER. The corporation shall keep at its principal executive office, or at the office of its transfer agent or registrar, if either be appointed and as determined by resolution of the board of directors, a record of its stockholders, giving the names and addresses of all stockholders and the number and class of shares held by each stockholder.

Section 2. MAINTENANCE OF BYLAWS. The corporation shall keep at its principal executive office, or if its principal executive office is not in this State at its principal business office in this State, the original or a copy of the bylaws as amended to date, which shall be open to inspection by the stockholders at all reasonable times during office hours. If the principal executive office of the corporation is outside this state and the corporation has no principal business office in this state, the secretary shall, upon the written request of any stockholder, furnish to such stockholder a copy of the bylaws as amended to date.

Section 3. MAINTENANCE OF OTHER CORPORATE RECORDS. The accounting books and records and minutes of proceedings of the stockholders and the board of directors and any committee or committees of the board of directors shall be kept at such place or places designated by the board of directors, or, in the absence of such designation, at the principal executive office of the corporation. The minutes shall be kept in written form and the accounting books and records shall be kept either in written form or in any other form capable of being converted into written form.

Every director shall have the absolute right at any reasonable time to inspect and copy all books, records and documents of every kind and to inspect the physical properties of this corporation and any subsidiary of this corporation. Such inspection by a director may be made in person or by agent or attorney and the right of inspection includes the right to copy and make extracts. The foregoing rights of inspection shall extend to the records of each subsidiary of the corporation.

Section 4. ANNUAL REPORT TO STOCKHOLDERS. Nothing herein shall be interpreted as prohibiting the board of directors from issuing annual or other periodic reports to the stockholders of the corporation as they deem appropriate.

Section 5. FINANCIAL STATEMENTS. A copy of any annual financial statement and any income statement of the corporation for each quarterly period of each fiscal year, and any accompanying balance sheet of the corporation as of the end of each such period, that has been prepared by the corporation shall be kept on file in the principal executive office of the corporation for twelve (12) months.

Section 6. ANNUAL LIST OF DIRECTORS, OFFICERS AND RESIDENT AGENT. The corporation shall, on or before August 31st of each year, file with the Secretary of State of the State of Nevada, on the prescribed form, a list of its officers and directors and a designation of its resident agent in Nevada.

ARTICLE VIII

GENERAL CORPORATE MATTERS

Section 1. RECORD DATE. For purposes of determining the stockholders entitled to notice of any meeting or to vote or entitled to receive payment of any dividend or other distribution or allotment of any rights or entitled to exercise any rights in respect of any other lawful action, the board of directors may fix, in advance, a record date, which shall not be more than sixty (60) days nor less than ten (10) days prior to the date of any such meeting nor more than sixty (60) days prior to any other action, and in such case only stockholders of record on the date so fixed are entitled to notice and to vote or to receive the dividend, distribution or allotment of rights or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date is fixed as aforesaid, except as otherwise provided in the Nevada General Corporation Law.

If the board of directors does not so fix a record date:

(a) The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held.

(b) The record date for determining stockholders entitled to give consent to corporate action in writing without a meeting, when no prior action by the board has been taken, shall be the day on which the first written consent is given.

(c) The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the board adopts the resolution relating thereto, or the sixtieth (60th) day prior to the date of such other action, whichever is later.

Section 2. CLOSING OF TRANSFER BOOKS. The directors may prescribe a period not exceeding sixty (60) days prior to any meeting of the stockholders during which no transfer of stock on the books of the corporation may be made, or may fix a date not more than sixty (60) days prior to the holding of any such meeting as the day as of which stockholders entitled to notice of and to vote at such meeting shall be determined; and only stockholders of record on such day shall be entitled to notice or to vote at such meeting.

Section 3. REGISTERED STOCKHOLDERS. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Nevada.

Section 4. CHECKS, DRAFTS, EVIDENCES OF INDEBTEDNESS. All checks, drafts or other orders for payment of money, notes or other evidences of indebtedness, issued in the name of or payable to the corporation, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the board of directors.

Section 5. CORPORATE CONTRACTS AND INSTRUMENTS; HOW EXECUTED. The board of directors, except as in the bylaws otherwise provided, may authorize any officer or officers, agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances; and, unless so authorized or ratified by the board of directors or within the agency power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or to any amount.

Section 6. STOCK CERTIFICATES. A certificate or certificates for shares of the capital stock of the corporation shall be issued to each stockholder when any such shares are fully paid, and the board of directors may authorize the issuance of certificates or shares as partly paid provided that such certificates shall state the amount of the consideration to be paid therefor and the amount paid thereon. All certificates shall be signed in the name of the corporation by the president or vice president and by the treasurer or an assistant treasurer or the secretary or any assistant secretary, certifying the number of shares and the class or series of shares owned by the stockholder. When the corporation is authorized to issue shares of more than one class or more than one series of any class, there shall be set forth upon the face or back of the certificate, or the certificate shall have a statement that the corporation will furnish to any stockholders upon request and without charge, a full or summary statement of the designations, preferences and relatives, participating, optional or other special rights of the various classes of stock or series thereof and the qualifications, limitations or restrictions of such rights, and, if the corporation shall be authorized to issue only special stock, such certificate must set forth in full or summarize the rights of the holders of such stock. Any or all of the signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were an officer, transfer agent or registrar at the date of issue.

No new certificate for shares shall be issued in place of any certificate theretofore issued unless the latter is surrendered and canceled at the same time; provided, however, that a new certificate may be issued without the surrender and cancellation of the old certificate if the certificate thereto fore issued is alleged to have been lost, stolen or destroyed. In case of any such allegedly lost, stolen or destroyed certificate, the corporation may require the owner thereof or the legal representative of such owner to give the corporation a bond (or other adequate security) sufficient to indemnify it against any claim that may be made against it (including any expense or liability) on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

Section 7. DIVIDENDS. Dividends upon the capital stock of the corporation, subject to the provisions of the articles of incorporation, if any, may be declared by the board of directors at any regular or special meeting pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the articles of incorporation.

Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserves in the manner in which it was created.

Section 8. FISCAL YEAR. The fiscal year of the corporation shall be fixed by resolution of the board of directors.

Section 9. SEAL. The corporate seal shall have inscribed thereon the name of the corporation, the year of its incorporation and the words "Corporate Seal, Nevada."

Section 10. REPRESENTATION OF SHARES OF OTHER CORPORATIONS. The chairman of the board, the president, or any vice president, or any other person authorized by resolution of the board of directors by any of the foregoing designated officers, is authorized to vote on behalf of the corporation any and all shares of any other corporation or corporations, foreign or domestic, standing in the name of the corporation. The authority herein granted to said officers to vote or represent on behalf of the corporation any and all shares held by the corporation in any other corporation or corporations may be exercised by any such officer in person or by any person authorized to do so by proxy duly executed by said officer.

Section 11. CONTROL SHARE ACQUISITION EXEMPTION. The corporation elects not to be governed by the provisions of NRS §78.378 to NRS §78.3793 inclusive, generally known as the “Control Share Acquisition Statute” under the Nevada Business Corporation Law, which contains a provision governing “Acquisition of Controlling Interest.”

Section 12. COMBINATIONS WITH INTERESTED STOCKHOLDERS. The corporation elects not to be governed by the provisions of NRS §78.411 through NRS §78.444, inclusive, of the Nevada Business Corporation Law.

Section 13. CONSTRUCTION AND DEFINITIONS. Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the Nevada General Corporation Law shall govern the construction of the bylaws. Without limiting the generality of the foregoing, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both a corporation and a natural person.

ARTICLE IX

AMENDMENTS

Section 1. AMENDMENTS. These bylaws or any of them may be altered or repealed, and new bylaws may be adopted, by the stockholders by a vote at a meeting or by written consent without a meeting. The board of directors shall also have the power, by a majority vote of the Whole Board, to alter or repeal any of these bylaws, and to adopt new bylaws, except as otherwise provided by law or by the articles of incorporation.

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CERTIFICATE OF SECRETARY

I, the undersigned, do hereby certify:

1. That I am the duly elected and acting secretary of PCT LTD, a Nevada corporation; and

2. That the foregoing Bylaws, comprising twenty (20) pages, constitute the Bylaws of said corporation as duly adopted and approved by the board of directors of said corporation by a Unanimous Written Consent dated as of ________ __, 2018, and duly adopted and approved by the stockholders of said corporation by written consent in lieu of a special or annual meeting on ____________ __, 2018.

IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed the seal of said corporation this ___ day of _________________, 2018.

_________________________________

Gregory Albers, Secretary